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                                                                  EXECUTION COPY

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                        INSURANCE AND INDEMNITY AGREEMENT


                                      among


                       FINANCIAL SECURITY ASSURANCE INC.,

                     NATIONAL FINANCIAL AUTO FUNDING TRUST,


                                       and


                       NATIONAL AUTO FINANCE COMPANY L.P.



                          Dated as of November 13, 1996



                       National Auto Finance 1996-1 Trust
              6.33% Automobile Loan Receivables-Backed Certificates
                                   $62,098,000


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                       INSURANCE AND INDEMNITY AGREEMENT

      INSURANCE AND INDEMNITY AGREEMENT dated as of November 13, 1996, by and among FINANCIAL SECURITY ASSURANCE INC. ("Financial Security"), NATIONAL FINANCIAL AUTO FUNDING TRUST (the "Transferor") and NATIONAL AUTO FINANCE COMPANY L.P. ("NAFCO", and in its capacity as Servicer, the "Servicer").

                            INTRODUCTORY STATEMENTS

      A. On the Closing Date, (i) the Master Trust will sell all of its right, title and interest in and to the Initial Contracts and certain other property related thereto to Funding Trust II pursuant to the Assignment Agreement, (ii) Funding Trust II will simultaneously sell all of its right, title and interest in and to the Initial Contracts and such other property related thereto to the Transferor pursuant to the Sale Agreement and (iii) the Transferor will simultaneously sell all of its right, title and interest in and to the Initial Contracts and such other property related thereto to the Trust pursuant to the Pooling and Servicing Agreement.


      B. Subsequent to the Closing Date, the Transferor proposes to acquire Additional Contracts and certain other property related thereto from NAFCO pursuant to the Purchase and Contribution Agreement (certain of such Additional Contracts and other property related thereto NAFCO proposes to acquire from ACCH pursuant to the Purchase Agreement), and to simultaneously sell to the Trust all of its right, title and interest in and to such Additional Contracts and such other property related thereto pursuant to the Pooling and Servicing Agreement.

      C. The Securities will evidence in the aggregate an undivided ownership interest of 91% of the Trust. The Transferor has requested that Financial Security issue a financial guaranty insurance policy guarantying certain distributions of the principal of and interest on the Securities (including any such distributions subsequently avoided as a preference under applicable bankruptcy law) upon the terms and subject to the conditions provided herein.

      D. It is contemplated that NAFCO and/or ACCH and/or the Transferor and/or any other Affiliate of NAFCO may in the future enter into one or more pooling and servicing agreements, sale and servicing agreements, indentures, receivables purchase agreements or other financing documents (each, a "Securitization Agreement") pursuant to which NAFCO, Funding Trust II, the Transferor and/or such other Affiliate of NAFCO will sell, pledge or otherwise transfer all or a portion of its right, title and interest in and
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to pools of Contracts and/or other financial assets or property to a trust or other Person and in connection therewith Financial Security in its discretion may in the future issue additional policies with respect to certain guaranteed distributions or scheduled payments with respect to the corresponding securities, certificates, notes or other obligations issued or arising under such Securitization Agreements.

      E. The parties hereto desire to specify the conditions precedent to the issuance of the Policy, the terms of payment of premium in respect of the Policy, the indemnity and reimbursement to be provided to Financial Security in respect of amounts paid by Financial Security under the Policy or otherwise and certain other matters.

      In consideration of the premises and of the agreements herein contained, Financial Security, NAFCO and the Transferor hereby agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

      Section 1.01. Definitions. All terms defined in the Pooling and Servicing Agreement or in the Spread Account Agreement shall have the same meanings in this Insurance Agreement. Unless otherwise specified, if a word or phrase defined in the Pooling and Servicing Agreement or in the Spread Account Agreement can be applied with respect to one or more Series, such a word or phrase shall be used herein as applied to Series 1996-1. In addition, capitalized terms used herein shall have the meanings provided in Appendix I hereto unless the context otherwise requires.


                                  ARTICLE II.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

      Section 2.01. Representations and Warranties of NAFCO and the Transferor. NAFCO represents, warrants and covenants, as of the date hereof, the Date of Issuance and each Subsequent Transfer Date with respect to itself, with respect to the Transferor and otherwise as follows, and the Transferor represents, warrants and covenants, as of the date hereof, the Date of Issuance and each Subsequent Transfer Date, with respect to itself and otherwise, as follows:

            (a) Due Organization and Qualification. NAFCO is a limited partnership, duly organized, validly existing and in


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      good standing under the laws of the state of Delaware. The Transferor is a business trust, duly organized, validly existing and in good standing under the laws of the state of Delaware. Each of NAFCO and the Transferor is duly qualified to do business, is in good standing and has obtained all necessary licenses, permits, charters, registrations and approvals (together, "approvals") necessary for the conduct of its business as currently conducted and as described in the Offering Document and the performance of its obligations under the Transaction Documents and, with respect to NAFCO, the Subservicing Agreement, in each jurisdiction in which the failure to be so qualified or to obtain such approvals would render any Contract unenforceable in any respect or would otherwise have a material adverse effect upon the Transaction.

            (b) Power and Authority. Each of NAFCO and the Transferor has all necessary power and authority to conduct its business as currently conducted and as described in the Offering Document, to execute, deliver and perform its obligations under the Transaction Documents and, with respect to NAFCO, the Subservicing Agreement and to consummate the Transaction.

            (c) Due Authorization. The execution, delivery and performance of the Transaction Documents by each of NAFCO and the Transferor and the Subservicing Agreement by NAFCO have been duly authorized by all necessary action and do not require any additional approvals or consents or other action by or any notice to or filing with any Person.

            (d) Noncontravention. None of the execution and delivery of the Transaction Documents by the Transferor or NAFCO or the Subservicing Agreement by NAFCO, the consummation of the transactions contemplated thereby or the satisfaction of the terms and conditions of the Transaction Documents or the Subservicing Agreement,

                  (i) conflicts with or results in any breach or violation of any provision of the trust agreement or agreement of limited partnership of the Transferor or of NAFCO, respectively, or any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award currently in effect having applicability to the Transferor or NAFCO, as the case may be, or any of their respective properties, including regulations issued by an administrative agency or other governmental authority having supervisory powers over the Transferor or NAFCO, as the case may be,


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                  (ii) constitutes a default by the Transferor or NAFCO, as the case may be, under or a breach of any provision of any loan agreement, mortgage, indenture or other agreement or instrument to which the Transferor or NAFCO, as the case may be, or any of their respective Subsidiaries or Affiliates is a party or by which it or any of its or their properties is or may be bound or affected, or

                  (iii) results in or requires the creation of any Lien upon or in respect of any of the assets of the Transferor or NAFCO or any of their respective Subsidiaries or Affiliates except as otherwise expressly contemplated by the Transaction Documents.

            (e) Legal Proceedings. There is no action, proceeding or investigation by or before any court, governmental or administrative agency or arbitrator against or affecting all or any of the Contracts, NAFCO, the Transferor or any of their respective Subsidiaries or Affiliates, or any properties or rights of NAFCO, the Transferor or any of their respective Subsidiaries or Affiliates, pending or threatened, which, in any case, if decided adversely, would result in a Material Adverse Change with respect to NAFCO, the Transferor or any Contract.

            (f) Valid and Binding Obligations. Each of the Transaction Documents to which either NAFCO or the Transferor is a party when executed and delivered by NAFCO or by the Transferor, as the case may be, and the Subservicing Agreement when executed and delivered by NAFCO, will constitute the legal, valid and binding obligations of such Person, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general equitable principles. The Securities, when executed, authenticated and delivered in accordance with the Pooling and Servicing Agreement, will be validly issued and outstanding and entitled to the benefits of the Pooling and Servicing Agreement and, together with the Transferor Interest, will evidence the entire beneficial ownership interest in the Trust.

            (g) Financial Statements. The Financial Statements of each of the Transferor and NAFCO, copies of which have been furnished to Financial Security, (i) are, as of the dates and for the periods referred to therein, complete and correct in all material respects, (ii) present fairly the financial condition and results of operations of each of the Transferor and NAFCO as of the dates and for the periods



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      indicated and (iii) have been prepared in accordance with generally accepted accounting principles consistently applied, except as noted therein (subject as to interim statements to normal year-end adjustments). Since the date of the most recent Financial Statements, there has been no material adverse change in such financial condition or results of operations. Except as disclosed in the Financial Statements, neither the Transferor nor NAFCO is subject to any contingent liabilities or commitments that, individually or in the aggregate, have a material possibility of causing a Material Adverse Change in respect of the Transferor or NAFCO, as the case may be.

            (h) ERISA. Each of the Transferor and NAFCO is in compliance with ERISA and has not incurred and does not reasonably expect to incur any liabilities to the PBGC under ERISA in connection with any Plan or Multiemployer Plan or to contribute now or in the future in respect of any Plan or Multiemployer Plan.

            (i) Accuracy of Information. None of the Provided Documents contain any statement of a material fact with respect to NAFCO, the Transferor or the Transaction that was untrue or misleading in any material respect when made. Since the furnishing of the Provided Documents, there has been no change, nor any development or event involving a prospective change known to NAFCO or to the Transferor, that would render any of the Provided Documents untrue or misleading in any material respect. There is no fact known to NAFCO or to the Transferor which has a material possibility of causing a Material Adverse Change with respect to NAFCO, the Transferor or the Contracts.

            (j) Compliance With Securities Laws. The offer and sale of the Securities comply in all material respects with all requirements of law, including all applicable registration requirements of securities laws. Without limitation of the foregoing, the Offering Document does not contain any untrue statement of a material fact and does not omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; provided that no representation is made with respect to information included in an Offering Document and furnished by Financial Security in writing expressly for use therein (all such information so furnished being referred to herein as "Financial Security Information"), it being understood that, in respect of the Offering Document, the Financial Security Information is limited to the information included under the caption "The Certificate Insurer", or such additional information as may be deemed to be included


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      in the Offering Document pursuant to the second paragraph under the heading "Incorporation of Certain Documents by Reference" on page S-2 of the Offering Document. Neither the Trust nor the Trust Estate is required to be registered as an "investment company" under the Investment Company Act. The Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act.

            (k) Transaction Documents. Each of the representations and warranties of NAFCO or of the Transferor contained in the Transaction Documents is true and correct in all material respects and each of NAFCO and the Transferor hereby makes each such representation and warranty made by it to, and for the benefit of, Financial Security as if the same were set forth in full herein.

            (l) No Consents. No consent, license, approval or authorization from, or registration, filing or declaration with, any regulatory body, administrative agency, or other governmental instrumentality, nor any consent, approval, waiver or notification of any creditor, lessor or other nongovernmental Person, is required in connection with the execution, delivery and performance by NAFCO or by the Transferor of this Insurance Agreement or of any other Transaction Document to which such Person is a party or by NAFCO of the Subservicing Agreement, except (in each case) such as have been obtained and are in full force and effect.

            (m) Compliance With Law, Etc. No practice, procedure or policy employed or proposed to be employed by NAFCO or by the Transferor in the conduct of their respective businesses violates any law, regulation, judgment, agreement, order or decree applicable to it which, if enforced, would result in a Material Adverse Change with respect to such Person.

            (n) Special Purpose Entity.

                  (i) The capital of the Transferor is adequate for the business and undertakings of the Transferor.

                  (ii) Other than with respect to the purchase by NAFCO and its
            Affiliates of all of the beneficial ownership interests of the Transferor and the transactions as provided in (a) the Sale Agreement, (b) the Purchase Agreement, (c) the Purchase and Contribution Agreement, (d) each Conveyance, (e) the Pooling and Servicing Agreement and (f) each Transfer Agreement, the Transferor is not engaged in any business transactions with NAFCO or any of its Affiliates other than Funding Trust II.


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                  (iii) At least one co-trustee of the Transferor shall be a person who is not, and will not be, a director, officer, employee or holder of any partnership interests or equity securities of NAFCO or any of its Affiliates.

                  (iv) The Transferor's funds and assets are not, and will not be, commingled with the funds of any other person.

                  (v) The trust agreement of the Transferor requires it to

            maintain (A) correct and complete books and records of account, and
            (B) minutes of the meetings and other proceedings of its holders of beneficial ownership interests and trustees (including any co-trustees).

            (o) Solvency; Fraudulent Conveyance. Each of NAFCO and the Transferor is solvent and will not be rendered insolvent by the Transaction and, after giving effect to such Transaction, neither NAFCO nor the Transferor will be left with an unreasonably small amount of capital with which to engage in its business. Neither NAFCO nor the Transferor intends to incur, or believes that it has incurred, debts beyond its ability to pay such debts as they mature. Neither NAFCO nor the Transferor is contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of NAFCO or the Transferor, as the case may be, or any of their respective assets. The amount of consideration being received by the Transferor upon the sale of the Securities constitutes reasonably equivalent value and fair consideration for the interest in the portion of the Trust Estate evidenced by the Securities. The amount of consideration being received by the Master Trust upon the sale of the Initial Contracts and related Other Trust Property to Funding Trust II constitutes reasonably equivalent value and fair consideration for such Contracts and related Other Trust Property. The amount of consideration being received by Funding Trust II upon the sale of the Initial Contracts and related Other Trust Property to the Transferor constitutes reasonably equivalent value and fair consideration for such Contracts and related Other Trust Property. The amount of consideration being received by NAFCO upon the sale of any Additional Contracts and related Other Trust Property by NAFCO to the Transferor constitutes reasonably equivalent value and fair consideration for such Additional Contracts and related Other Trust Property. The amount of consideration being received by ACCH upon the sale of any Additional Contracts


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      and related Other Trust Property by ACCH to NAFCO constitutes reasonably equivalent value and fair consideration for such Additional Contracts and related Other Trust Property. None of (i) the Master Trust, with respect to the Initial Contracts and related Other Trust Property transferred by it to Funding Trust II, (ii) Funding Trust II, with respect to the Initial Contracts and related Other Trust Property transferred by it to the Transferor, (iii) ACCH, with respect to any Additional Contracts and related Other Trust Property transferred by it to NAFCO, and (iv) NAFCO, with respect to any Additional Contracts and related Other Trust Property transferred by it to the Transferor, is transferring any of the above-mentioned Contracts and related Other Trust Property or interests with any intent to hinder, delay or defraud any of their respective creditors. The Transferor is not transferring the Contracts and related Other Trust Property to the Trust or selling the Securities, as provided in the Transaction Documents, with any intent to hinder, delay or defraud any of the Transferor's creditors.


            (p) Investment Company Act Compliance. Neither NAFCO nor the Transferor is required to be registered as an "investment company" under the Investment Company Act.

            (q) Good Title; Valid Transfer; Absence of Liens; Security Interest. Immediately prior to the sale of the Initial Contracts and related Other Trust Property to the Trust pursuant to the Pooling and Servicing Agreement and the related Transfer Agreement on the Closing Date and immediately prior to the sale of Additional Contracts and related Other Trust Property to the Trust pursuant to the Pooling and Servicing Agreement and the related Transfer Agreement on any Subsequent Transfer Date, the Transferor was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Contracts and related Other Trust Property. The Pooling and Servicing Agreement and the related Transfer Agreement constitute a valid sale, transfer and assignment of the Initial Contracts and related Other Trust Property to the Trust, and the Pooling and Servicing Agreement and each related Transfer Agreement constitute a valid sale, transfer and assignment of the Additional Contracts and related Other Trust Property to the Trust, in each case enforceable against creditors of and purchasers of the Transferor. In the event that, in contravention of the intention of the parties, the transfer of such Contracts and related Other Trust Property by the Transferor to the Trust is characterized as other than a sale, such transfer shall be characterized as a secured


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      financing, and the Trust shall have a valid and perfected first priority security interest in the Contracts and related Other Trust Property free and clear of all Liens and Restrictions on Transferability other than Restrictions on Transferability imposed by the Pooling and Servicing Agreement.

            (r) Perfection of Liens and Security Interest. On the Closing Date, the Lien and security interest in favor of the Trustee with respect to the Trust Estate will be perfected by the delivery of the Contracts to the Custodian, which Contracts the Custodian will hold on behalf of the Trustee, the filing of financing statements on Form UCC-1 in each jurisdiction where such recording or filing is necessary for the perfection of the security interest in favor of the Trustee and the establishment of the Collection Account, the Certificate Account, the Pre-Funding Period Reserve Account, the Pre-Funding Account and the Revolving Account in accordance with the provisions of the Transaction Documents, and no other filings in any jurisdiction or any other actions (except as expressly provided herein) are necessary to perfect the Trustee's first priority Lien on and security interest in the Trust Estate as against any third parties.

            (s) Security Interest in Funds and Investments. Assuming the

      retention of funds in the Trust Accounts and the acquisition of Permitted Investments in accordance with the Transaction Documents, such funds and Permitted Investments will be subject to a valid and perfected, first priority security interest in favor of the Trustee. Assuming the retention of funds in the Spread Account and the acquisition of Permitted Investments in accordance with the Spread Account Agreement, such funds and Permitted Investments will be subject to a valid and perfected, first priority security interest in favor of the Collateral Agent on behalf of Financial Security and the Trustee.

            (t) Taxes. Each of NAFCO and the Transferor have and each of their respective Subsidiaries have filed all Federal and state tax returns which are required to be filed and paid all taxes, including any assessments received by it, to the extent that such taxes have become due. Any taxes, fees and other governmental charges payable by the Transferor or NAFCO in connection with the Transaction, the execution and delivery of the Transaction Documents and the issuance of the Securities have been paid or shall have been paid at or prior to the Date of Issuance.

            (u) Additional Contracts. With respect to the transfer by NAFCO of Additional Contracts and related Other Trust Property on any Subsequent Transfer Date, immediately


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      prior to the sale of such Additional Contracts and related Other Trust
      Property to the Transferor pursuant to the Purchase and Contribution Agreement and the related Conveyance, NAFCO was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, corporate power and lawful authority to assign, transfer and pledge such Additional Contracts and related Other Trust Property. The Purchase and Contribution Agreement and the related Conveyance constitute a valid sale, transfer and assignment of the related Additional Contracts and related Other Trust Property to the Transferor enforceable against creditors of and purchasers of NAFCO. In the event that, in contravention of the intention of the parties, the transfer of such Additional Contracts and related Other Trust Property by NAFCO to the Transferor is characterized as other than a sale, such transfer shall be characterized as a secured financing, and the Transferor shall have a valid and perfected first priority security interest in such Additional Contracts and related Other Trust Property free and clear of all Liens and Restrictions on Transferability.

            (v) Registration Statement; Prospectus. The Transferor has filed with the Commission a registration statement on Form S-3 (No. 33-80813), including a preliminary prospectus and prospectus supplement for the registration of the Securities under the Securities Act, has filed such amendments thereto, and such amended preliminary prospectuses and prospectus supplements as may have been required to the date hereof, and will file such additional amendments thereto and such amended prospectuses and prospectus supplements as may hereafter be required. Such registration statement (as amended, if applicable) and the prospectus, together with the prospectus supplement relating to the Securities, constituting a part thereof (including in each case all documents, if any, incorporated by reference therein and the information, if any, deemed to be part thereof pursuant to the rules and regulations of the Commission under the Securities Act, as from time to time amended or supplemented pursuant to the Securities Act or otherwise), are hereinafter referred to as the "Registration Statement" and the "Prospectus", respectively, except that if any revised prospectus or prospectus supplement shall be provided by the Transferor for use in connection with the offering of the Securities which differs from the Prospectus filed with the Commission pursuant to Rule 424 of the rules and regulations under the Securities Act (whether or not such revised prospectus is required to be filed by the Transferor pursuant to such rules and regulations), the term "Prospectus" shall refer to such revised prospectus and


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      prospectus supplement from and after the time it is first provided to the
      Underwriter for such use. The Registration Statement at the time it became effective complied, and at each time that the Prospectus is provided to the Underwriter for use in connection with the offering or sale of any Securities will comply, in all material respects with the requirements of the Securities Act and the rules and regulations thereunder. The Registration Statement and the Prospectus at the time the Registration Statement became effective did not and on the date hereof does not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus at the time it was first provided to the Underwriter for use in connection with the offering of the Securities did not, and on the date hereof does not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading.

      Section 2.02. Affirmative Covenants of NAFCO and the Transferor. NAFCO hereby agrees with respect to itself and with respect to the Transferor, and the Transferor hereby agrees with respect to itself, that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

            (a) Compliance With Agreements and Applicable Laws. Each of the Transferor and NAFCO shall perform each of its respective obligations under the Transaction Documents and the Subservicing Agreement and shall comply with all material requirements of, and the Securities shall be offered and sold in accordance with, any law, rule or regulation applicable to it or thereto, or that are required in connection with its performance under any of the Transaction Documents or the Subservicing Agreement.

            (b) Financial Statements; Accountants' Reports; Other Information. Each of NAFCO and the Transferor shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and, in the case of NAFCO, shall clearly reflect therein the transfer of Additional Contracts to the Transferor, and, in the case of the Transferor, shall clearly reflect therein the transfer of the Contracts to the Trust. NAFCO shall cause the Master Trust to keep in reasonable detail books and records of account of its assets and business and to clearly reflect therein the transfer of the Initial Contracts to Funding Trust II. NAFCO shall cause Funding Trust II to keep in reasonable detail books and records of account of its assets and business and to clearly reflect therein the transfer of


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      the Initial Contracts to the Transferor. Each of NAFCO and the Transferor
      shall furnish or cause to be furnished to Financial Security:

                  (i) Annual Financial Statements. As soon as available, and in any event within 90 days after the close of each fiscal year of NAFCO and the Transferor, the audited balance sheets of NAFCO and the Transferor, as the case may be, as of the end of such fiscal year and the audited statements of income, changes in equity and cash flows of NAFCO and the Transferor, as the case may be, for such fiscal year, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied, and accompanied by the certificate of NAFCO's and the Transferor's independent accountants (who shall be, in each case, a nationally recognized firm or otherwise acceptable to Financial Security) and by the certificate specified in Section 2.02(c) hereof.

                  (ii) Quarterly Financial Statements. As soon as available, and in any event within 45 days after the close of each of the first three quarters of each fiscal year of NAFCO and the Transferor, as the case may be, the unaudited balance sheets of NAFCO and the Transferor, as the case may be, as of the end of such quarter and the unaudited statements of income, changes in equity and cash flows of NAFCO and the Transferor, as the case may be, for the portion of the fiscal year then ended, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the preceding fiscal year, prepared in accordance with generally accepted accounting principles, consistently applied (subject to normal year-end adjustments), and accompanied by the certificate specified in Section 2.02(c) hereof if such certificate is required to be provided pursuant to such Section.

                  (iii) Accountants' Reports. If a Special Event has occurred, copies of any reports submitted to NAFCO or the Transferor by their respective independent accountants in connection with any examination of the financial statements of NAFCO or the Transferor, promptly upon receipt thereof.

                  (iv) Other Information. Promptly upon receipt thereof, copies of all reports, statements, certifications, schedules, or other similar items


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            delivered to or by NAFCO or the Transferor pursuant to the terms of the Transaction Documents and, promptly upon request, such other data as Financial Security may reasonably request; provided, however, that neither NAFCO nor the Transferor shall be required to deliver any such items if provision by some other party to Financial Security is required under the Transaction Documents unless such other party wrongfully fails to deliver such item. NAFCO and the Transferor shall, upon the request of Financial Security, permit Financial Security or its authorized agents (A) to inspect the books and records of NAFCO and the Transferor as they may relate to the Securities, the Contracts and the Other Trust Property, the obligations of NAFCO or of the Transferor under the Transaction Documents, the Transaction and, but only following the occurrence of a Special Event, NAFCO's business; (B) to discuss the affairs, finances and accounts of NAFCO or the Transferor with its respective Chief Operating Officer and Chief Financial Officer, no more frequently than annually, unless a Special Event has occurred; and
            (C) to discuss the affairs, finances and accounts of NAFCO or the Transferor with its independent accountants, provided that an officer of NAFCO or the Transferor, as the case may be, shall have the right to be present during such discussions. Such inspections and discussions shall be conducted during normal business hours and shall not unreasonably disrupt the business of NAFCO or the Transferor, as the case may be. In addition, NAFCO shall promptly (but in no case more than 30 days following issuance or receipt by a Commonly Controlled Entity) provide to Financial Security a copy of all correspondence between a Commonly Controlled Entity and the PBGC, IRS, Department of Labor or the administrators of a Multiemployer Plan relating to any Reportable Event or the underfunded status, termination or possible termination of a Plan or a Multiemployer Plan. The books and records of NAFCO and the Transferor will be maintained at the respective addresses designated herein for receipt of notices, unless NAFCO or the Transferor shall otherwise advise the parties hereto in writing.

                  (v) NAFCO shall provide or cause to be provided to Financial
            Security an executed original copy of each document executed in connection with the Transaction within 10 days after the date of closing.

                  (vi) Promptly after the filing or sending thereof, copies of all proxy statements, financial
            statements, reports and registration statements which NAFCO or the Transferor files, or delivers to, the IRS, the Commission, or any other Federal, state or foreign government agency, authority or body which supervises the issuance of securities by NAFCO or the Transferor or any national securities exchange.

            (c) Compliance Certificate. Each of NAFCO and the Transferor shall deliver to Financial Security concurrently with the delivery of the financial statements required pursuant to Section 2.02(b)(i) hereof and concurrently with the delivery of the financial statements required pursuant to Section 2.02(b)(ii) hereof, a certificate signed by the Chief Financial Officer of each of NAFCO and the Transferor stating that:

                  (i) a review of NAFCO's and the Transferor's respective
            performance under the Transaction Documents and the Subservicing Agreement during such period has been made under such officer's supervision;

                  (ii) to the best of such individual's knowledge, no Special
            Event, Default or Event of Default has occurred, or if a Special Event, Default or Event of Default has occurred, specifying the nature thereof and, if NAFCO or the Transferor has a right to cure any such Default or Event of Default pursuant to Section 5.01, stating in reasonable detail the steps, if any, being taken by NAFCO or the Transferor, as the case may be, to cure such Default or Event of Default or to otherwise comply with the terms of the agreement to which such Default or Event of Default relates; and

                  (iii) the attached financial reports submitted in accordance with Section 2.02(b)(i) or (ii) hereof, as applicable, are complete and correct in all material respects and present fairly the financial condition and results of operations of NAFCO or the Transferor, as the case may be, as of the dates and for the periods indicated, in accordance with generally accepted accounting principles consistently applied (subject as to interim statements to normal year-end adjustments).

            (d) Notice of Material Events. Each of NAFCO and the Transferor shall promptly inform (unless, in the case of clause (i) only, prohibited by applicable law) Financial Security in writing of the occurrence of any of the following:

                  (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against NAFCO or the Transferor pertaining to the Contracts in general, (B) with respect to a material portion of the Contracts or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve a material portion of the Contracts;


                  (ii) any change in the location of NAFCO's or the Transferor's principal office or any change in the location of NAFCO's or of the Transferor's books and records;

                  (iii) the occurrence of any Default, Event of Default or
            Special Event; or

                  (iv) any other event, circumstance or condition that has
            resulted, or has a material possibility of resulting, in a Material Adverse Change in respect of NAFCO or of the Transferor.

            (e) Further Assurances. Each of NAFCO and the Transferor will file or cause to be filed all necessary financing statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to preserve and protect fully the Lien on and first priority security interest in, and all rights of the Trustee for the benefit of the Certificateholders and Financial Security with respect to the Contracts and Other Trust Property, under the Pooling and Servicing Agreement. In addition, each of NAFCO and the Transferor shall, upon the request of Financial Security, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten
      (10) days of such request, such amendments hereto and such further instruments and take such further action as may be reasonably necessary to effectuate the intention, performance and provisions of the Transaction Documents or to protect the interest of the Trustee, for the benefit of the Certificateholders and Financial Security, in the Contracts and Other Trust Property, free and clear of all Liens and Restrictions on Transferability except the Lien in favor of the Trustee, for the benefit of the Certificateholders and Financial Security, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement. In addition, each of NAFCO and the Transferor agrees to cooperate with S&P and Moody's in connection with any review of the Transaction which may be undertaken by S&P and Moody's after the date hereof.

            (f) Retirement of Securities. NAFCO or the Transferor shall cause the Trustee, upon retirement of the Securities pursuant to the Pooling and Servicing Agreement or otherwise, to furnish to Financial Security a notice of such retirement, and, upon retirement of the Securities and the expiration of the term of the Policy, to surrender the Policy to Financial Security for cancellation.

            (g) Third-Party Beneficiary. Each of NAFCO and the Transferor agrees that Financial Security shall have all rights of a third-party beneficiary in respect of the Pooling and Servicing Agreement, the Purchase Agreement, the Purchase and Contribution Agreement, each Transfer Agreement, the Sale Agreement, the Assignment Agreement, the Custodial Agreement and each Conveyance and hereby incorporates and restates its representations, warranties and covenants as set forth therein for the benefit of Financial

      Security.

            (h) Corporate Existence. Except as provided in Section 2.03(h), each of NAFCO and the Transferor shall maintain its existence as a limited partnership and as a business trust, respectively, and shall at all times continue to be duly organized under the laws of the jurisdiction of its formation and duly qualified and duly authorized (as described in Sections 2.01(a), (b) and (c) hereof) and shall conduct its business in accordance with the terms of its agreement of limited partnership or trust agreement, as the case may be.

            (i) Disclosure Document. (1) Each Offering Document delivered with respect to the Securities shall clearly disclose that the Policy is not covered by the property/casualty insurance security fund specified in
      Article 76 of the New York Insurance Law. In addition, each Offering Document delivered with respect to the Securities which includes financial statements of Financial Security prepared in accordance with generally accepted accounting principles shall include the following statement immediately preceding such financial statements:

            The New York State Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, for determining its solvency under the New York Insurance Law, and for determining whether its financial condition warrants the payment of a dividend to its stockholders. No consideration is given by the New York State Insurance

            Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

            (2) Each Offering Document delivered with respect to the Securities subsequent to the Date of Issuance shall be in form and substance satisfactory to Financial Security in its sole discretion as evidenced by Financial Security's prior written consent to the use thereof.

            (j) Special Purpose Entity.

                  (i) The Transferor shall conduct its business solely in its own name through its duly authorized officers or agents so as not to mislead others as to the identity of the entity with which those officers are concerned, and particularly will use its best efforts to avoid the appearance of conducting business on behalf of NAFCO or any Affiliate thereof or that the assets of the Transferor are available to pay the creditors of NAFCO or any Affiliate thereof. Without limiting the generality of the foregoing, all oral and written communications, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Transferor.


                  (ii) The Transferor shall maintain records and books of
            account separate from those of NAFCO and the Affiliates thereof. The Transferor's books and records shall clearly reflect the transfer of the Contracts to the Trust and the sale of the Securities each as a sale of the Transferor's interest in the Contracts (other than the Transferor Interest). The books and records of the Transferor will be maintained at the address designated herein for receipt of notices, unless the Transferor shall otherwise advise the parties hereto in writing.

                  (iii) The Transferor shall obtain proper authorization of all action requiring approval of the co-trustees or holders of beneficial ownership interests of the Transferor, as the case may be. Meetings of the holders of beneficial ownership interests of the Transferor shall be held not less frequently than one time per annum and copies of each such authorization and the minutes of each such meeting shall be delivered to Financial Security within two weeks of such authorization or meeting, as the case may be.

                  (iv) Although the organizational expenses of the Transferor have been paid by NAFCO, operating expenses and liabilities of the Transferor shall be paid from its own funds.

                  (v) The annual financial statements of the Transferor shall disclose the effects of the Transferor's transactions in accordance with generally accepted accounting principles and shall disclose that the assets of the Transferor are not available to pay creditors of NAFCO or any Affiliate thereof.

                  (vi) The resolutions, agreements and other instruments of the
            Transferor underlying the transactions described in this Insurance Agreement and the other Transaction Documents shall be continuously maintained by the Transferor as official records of the Transferor separately identified and held apart from the records of NAFCO and each Affiliate thereof.

                  (vii) The Transferor shall maintain an arm's-length
            relationship with NAFCO and the Affiliates thereof and will not hold itself out as being liable for the debts of NAFCO or any Affiliate thereof.

                  (viii) The Transferor shall keep its assets and its
            liabilities wholly separate from those of all other entities, including, but not limited to NAFCO and the Affiliates thereof.

            (k) Maintenance of Licenses. NAFCO and the Transferor shall each maintain all licenses, permits, charters and registrations which are material to the performance by NAFCO or the Transferor, as the case may be, of its business or of its respective obligations under this Insurance

      Agreement and each other Transaction Document.

      Section 2.03. Negative Covenants of NAFCO and the Transferor. NAFCO hereby agrees with respect to itself and with respect to the Transferor and the Transferor hereby agrees with respect to itself that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

            (a) Restrictions on Liens. Neither NAFCO nor the Transferor shall
      (i) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any Lien or Restriction on Transferability on the Contracts or the Other Trust Property except for the Lien in favor of the Trustee, for the benefit of the

      Certificateholders and Financial Security, and the Restrictions on Transferability imposed by the Pooling and Servicing Agreement or (ii) with respect to the Contracts or the Other Trust Property, sign or file under the Uniform Commercial Code of any jurisdiction any financing statement which names either NAFCO or the Transferor as a debtor, or sign any security agreement authorizing any secured party thereunder to file such financing statement, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and Financial Security.

            (b) Impairment of Rights. Neither NAFCO nor the Transferor shall take any action, or fail to take any action, if such action or failure to take action may (i) interfere with the enforcement of any rights under the Transaction Documents that are material to the rights, benefits or obligations of the Trustee, the Certificateholders or Financial Security,
      (ii) result in a Material Adverse Change in respect of the Contracts or
      (iii) impair the ability of NAFCO or of the Transferor to perform its obligations under the Transaction Documents, including any consolidation or merger with any Person or any transfer of all or any material amount of NAFCO's or the Transferor's assets to any other Person if such consolidation, merger or transfer would materially impair the net worth of NAFCO or the Transferor or any successor Person obligated, after such event, to perform NAFCO's or the Transferor's obligations under the Transaction Documents.

            (c) Waiver, Amendments, Etc. Neither NAFCO nor the Transferor shall waive, modify or amend, or consent to any waiver, modification or amendment of, any of the provisions of any of the Transaction Documents or the Subservicing Agreement or the Transferor's trust agreement.

            (d) Successors. Neither NAFCO nor the Transferor shall terminate or designate, or consent to the termination or designation of, the Servicer, the Custodian, the Standby Servicer, the Trustee, any Subservicer, or the Collateral Agent or any successor thereto without the prior written approval of Financial Security.

            (e) Creation of Indebtedness; Guarantees. Other than as permitted in the Transaction Documents, the Transferor shall not create, incur, assume or suffer to exist any indebtedness other than indebtedness guaranteed or approved in writing by Financial Security. Without the prior written consent of Financial Security, the Transferor shall not assume guarantee, endorse or otherwise be or become directly or contingently liable for the obligations of any Person by, among other things, agreeing to purchase any obligation of another Person, agreeing to advance funds to such Person or causing or assisting such Person to maintain any amount of capital.

            (f) Subsidiaries. The Transferor shall not form, or cause to be formed, any Subsidiaries.

            (g) Issuance of Additional Beneficial Ownership Interests. The Transferor shall not issue or allow the issuance of any additional beneficial ownership interests or securities convertible into or exchangeable for beneficial ownership interests in the Transferor.

            (h) No Mergers. (a) The Transferor shall not consolidate with or merge into any Person or transfer all or any material portion of its assets to any Person or liquidate or dissolve; and (b) NAFCO shall not consolidate with or merge into any Person unless it complies with the procedures set forth in Section 6.02 of the Pooling and Servicing Agreement with respect to the merger or consolidation of the Servicer or transfer all or any material portion of its assets to any Person or liquidate or dissolve.

            (i) Other Activities. The Transferor shall not:

                  (i) sell, transfer, exchange or otherwise dispose of any of its assets except as permitted under the Transaction Documents; or

                  (ii) engage in any business or activity other than in
            connection with the Pooling and Servicing Agreement, the Purchase Agreement, the Purchase and Contribution Agreement, each Transfer Agreement, each Conveyance, the Sale Agreement, the Assignment Agreement and the Spread Account Agreement and as permitted under its trust agreement.

            (j) Insolvency. Neither NAFCO nor the Transferor shall commence with respect to the Transferor any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to the bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, corporation or other relief with respect to it or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or make a general assignment for the benefit of its creditors. Neither NAFCO nor the Transferor shall take any action in furtherance of, or indicating the consent to, approval of, or acquiescence in any of the acts set forth above. The Transferor shall not admit in writing its inability to pay its debts.

            (k) ERISA. The Transferor shall not contribute or incur any obligation to contribute to, or incur any liability in respect of, any Plan or Multiemployer Plan.

            (l) Distributions. The Transferor shall not declare or make payment of (i) any distribution on or in respect of any of its beneficial ownership interests, or (ii) any payment on account of the purchase, redemption, retirement or acquisition of any option, warrant or other right to acquire its beneficial ownership interests unless (in each case) at the time of such declaration or payment (and after giving effect thereto) no amount payable by the Transferor under any Transaction Document with respect to any Series is then due and owing but unpaid.

            (m) Transfer of the Transferor Interest. The Transferor shall not sell, transfer, assign, convey or pledge the Transferor Interest to any Person (including, without limitation, NAFCO).

      Section 2.04. Representations and Warranties of NAFCO and the Transferor with respect to the Master Trust, Funding Trust II and ACCH. Each of the Transferor and NAFCO represents, warrants and covenants, as of the date hereof, as of the Date of Issuance and as of each Subsequent Transfer Date, with respect to itself, with respect to the Master Trust, with respect to Funding Trust II, with respect to ACCH and otherwise, as follows:

            (a) Good Title; Valid Transfer; Absence of Liens; Security Interest. Immediately prior to the sale of the Initial Contracts and related Other Trust Property to Funding Trust II pursuant to the Assignment Agreement on the Closing Date, the Master Trust was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Contracts and related Other Trust Property. Immediately prior to the sale of the Initial Contracts and related Other Trust Property to the Transferor pursuant to the Sale Agreement on the Closing Date, Funding Trust II was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Contracts and related Other Trust Property. Immediately prior to the sale of Additional Contracts and related Other Trust Property to NAFCO pursuant to the Purchase Agreement and the related Conveyance on any Subsequent Transfer Date, ACCH was the owner of, and had good and marketable title to, such property free and clear of all Liens and Restrictions on Transferability, and had full right, power and lawful authority to assign, transfer and pledge such Additional Contracts and the related Other Trust Property. The Assignment Agreement constitutes a valid sale, transfer and assignment of the Initial Contracts and related Other Trust Property to Funding Trust II, enforceable against creditors of and purchasers of the Master Trust. The Sale Agreement constitutes a valid sale, transfer and assignment of the Initial Contracts and the related Other Trust Property to the Transferor, enforceable against creditors of and purchasers of Funding Trust II. The Purchase Agreement and the related Conveyance constitute a valid sale, transfer and assignment of the related Additional Contracts and the related Other Trust Property to the Transferor enforceable against creditors of and purchasers of ACCH. In the event that, in contravention of the intention of the parties, (i) the transfer of the Initial Contracts and related Other Trust Property by the Master Trust to Funding Trust II,
      (ii) the transfer of the Initial Contracts and related Other Trust Property by Funding Trust II to the Transferor or (iii) the transfer of Additional Contracts and related Other Trust Property by ACCH to NAFCO is characterized as other than a sale, such transfer shall be characterized as a secured financing, and Funding Trust II, the Transferor or NAFCO, as applicable, shall have a valid and perfected first priority security interest in such Contracts and related Other Trust Property free and clear of all Liens and Restrictions on Transferability other than as imposed by the Transaction Documents.

            (b) Compliance With Agreements and Applicable Laws. Each of the Master Trust, Funding Trust II and ACCH has performed each of its obligations under the Assignment Agreement, the Sale Agreement and the Purchase Agreement, respectively, and is in compliance with all material requirements of, any law, rule or regulation applicable to it, or that are required in connection with its performance under the Assignment Agreement, the Sale Agreement and the Purchase Agreement, respectively. Each of the Master Trust, Funding Trust II and ACCH has not taken any action that would interfere with the enforcement of any rights under the Assignment Agreement, the Sale Agreement and the Purchase Agreement, respectively.

      Section 2.05. Affirmative Covenants of NAFCO and the Transferor with respect to the Master Trust, Funding Trust II and ACCH. Each of NAFCO and the Transferor hereby agrees with respect to itself, with respect to the Master Trust, with respect to Funding Trust II, with respect to ACCH and otherwise, that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

            (a) Notice of Material Events. Each of NAFCO and the Transferor

      shall promptly inform Financial Security in writing of the occurrence of any of the following:

                  (i) the submission of any claim or the initiation of any legal process, litigation or administrative or judicial investigation (A) against the Master Trust, Funding Trust II or ACCH, as the case may be, (B) with respect to any of the Contracts transferred by the Master Trust to Funding Trust II, by Funding Trust II to the Transferor or by ACCH to NAFCO, or (C) in which a request has been made for certification as a class action (or equivalent relief) that would involve any of the Contracts transferred by the Master Trust to Funding Trust II, Funding Trust II to the Transferor or by ACCH to NAFCO; or

                  (ii) any other event, circumstance or condition that has
            resulted in a material adverse change in the ability of the Master Trust, Funding Trust II or ACCH to perform its obligations under the Assignment Agreement, the Sale Agreement or the Purchase
            Agreement, respectively.

            (b) Further Assurances. Each of NAFCO and the Transferor will file, or cause to be filed, all necessary termination statements, assignments or other instruments, and any amendments or continuation statements relating thereto, necessary to be kept and filed in such manner and in such places as may be required by law to release the Lien and security interest of (i) the Master Trust in any Contracts transferred by the Master Trust to Funding Trust II, (ii) Funding Trust II in any Contracts transferred by Funding Trust II to the Transferor or (iii) ACCH in any Contracts transferred by ACCH to NAFCO. In addition, each of NAFCO and the Transferor shall, upon the written request of Financial Security, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, within ten (10) days of such request, such further instruments and take such further action as may be reasonably commercially necessary to protect the interest of the Transferor in the Contracts transferred by the Master Trust to Funding Trust II, by

      Funding Trust II to the Transferor and by ACCH to NAFCO, free and clear of all Liens and Restrictions on Transferability created by or for the benefit of the Master Trust, Funding Trust II or ACCH, as the case may be.

            (c) Third-Party Beneficiary. The Transferor and NAFCO agree that Financial Security shall have all rights of a third-party beneficiary in respect of the Assignment Agreement, the Sale Agreement and the Purchase Agreement and each of NAFCO and the Transferor hereby restates the representations, warranties and covenants of the Master Trust, Funding Trust II and ACCH as set forth therein for the benefit of Financial Security.

      Section 2.06. Negative Covenants of NAFCO and the Transferor with respect to the Master Trust, Funding Trust II and ACCH. Each of NAFCO and the Transferor

hereby agrees with respect to itself, with respect to the Master Trust, with respect to Funding Trust II, with respect to ACCH and otherwise that during the Term of the Agreement, unless Financial Security shall otherwise expressly consent in writing:

            (a) Restrictions on Liens. Neither NAFCO nor the Transferor shall permit the execution or filing under the Uniform Commercial Code of any jurisdiction any financing statement naming the Master Trust, Funding Trust II or ACCH as a debtor, or the execution of any security agreement authorizing any secured party thereunder to file such financing statement, with respect to the Contracts transferred by the Master Trust to Funding Trust II, by Funding Trust II to the Transferor and by ACCH to NAFCO, except in each case any such instrument solely securing the rights and preserving the Lien of the Trustee, for the benefit of the Certificateholders and Financial Security.

                                 ARTICLE III.

                  THE POLICY; REIMBURSEMENT; INDEMNIFICATION

      Section 3.01. Issuance of the Policy. Financial Security agrees to issue the Policy subject to satisfaction of the conditions precedent set forth in Appendix II hereto.

      Section 3.02. Payment of Fees and Premium.

            (a) Inducement Letter Fees and Expenses. On the Date of Issuance, NAFCO and the Transferor agree to pay or cause to be paid the amounts specified with respect to fees, expenses and disbursements in the Inducement Letter unless otherwise agreed between NAFCO and Financial Security.

            (b) Legal Fees. On the Date of Issuance, NAFCO shall pay or cause to be paid legal fees and disbursements incurred by Financial Security in connection with the issuance of the Policy.

            (c) Rating Agency Fees. The initial fees of S&P and Moody's with respect to the Securities and the transactions contemplated hereby shall be paid by the Transferor in full on the Date of Issuance, or otherwise provided for to the satisfaction of Financial Security. All periodic and subsequent fees of S&P or Moody's with respect to, and directly allocable to, the Securities shall be for the account of, and shall be billed to, the Transferor. The fees for any other rating agency shall be paid by the party requesting such other agency's rating, unless such other agency is a substitute for S&P or Moody's in the event that S&P or Moody's is no longer rating the Securities, in which case the cost for such agency shall be paid by the Transferor.

            (d) Auditors' Fees. The Transferor shall pay on demand any additional fees of Financial Security's auditors payable in respect of any

      Offering Document that are incurred after the Date of Issuance. It is understood that Financial Security's auditors shall not incur any additional fees in respect of future Offering Documents except at the request of or with the consent of the Transferor.

            (e) Premium. In consideration of the issuance by Financial Security of the Policy, Financial Security shall be entitled to receive the Premium as and when due in accordance with the terms of the Premium Letter (i) in the case of Premium due on or before the Date of Issuance, directly from the Transferor and (ii) in the case of Premium due after the Date of Issuance, first, from monies available for such payment in accordance with
      Section 4.01 of the Pooling and Servicing Agreement and second, to the extent that such monies are insufficient, from NAFCO. The Premium paid hereunder or under the Pooling and Servicing Agreement shall be nonrefundable without regard to whether Financial Security makes any payment under the Policy or any other circumstances relating to the Securities or provision being made for payment of the Securities prior to maturity. Although the Premium is fully earned by Financial Security as of the Closing Date, the Premium shall be payable in periodic installments as provided in the Premium Letter. Anything herein or in any of the Transaction Documents notwithstanding, upon the occurrence of an Event of Default, the entire outstanding balance of further installments of the Premium shall be immediately due and payable. All payments of Premium shall be made by wire transfer to an account designated from time to time by Financial Security by written notice to the Transferor and NAFCO.

      Section 3.03. Reimbursement Obligation. Notwithstanding any of the following provisions of this Section 3.03 to the contrary, the payment obligations set forth in Sections 3.03(a), (b) (other than in respect of amounts due from NAFCO), (c) (other than in respect of amounts due from NAFCO and other amounts that, after due notice and any required passage of time, would not be payable as a "Guaranteed Distribution" under the Policy), and (d)(v) shall be non-recourse obligations with respect to NAFCO, the Transferor or any Affiliate of either (other than the Trust) and shall be payable only from monies available for such payment in accordance with Section 4.01 of the Pooling and Servicing Agreement (except to the extent that any such payment obligation arises from a failure to perform or default of NAFCO, the Transferor or any Affiliate thereof under any Transaction Document or by reason of negligence, willful misconduct or bad faith on the part of NAFCO or the Transferor in the performance of its duties and obligations thereunder or reckless disregard by NAFCO or the Transferor of its duties and obligations thereunder). NAFCO and the Transferor agree to pay to Financial Security the following amounts as and when incurred:

            (a) a sum equal to the total of all amounts paid by Financial Security under the Policy;

            (b) interest on any and all amounts described in this Section 3.03 or Section 3.02(e) from the date due to Financial Security pursuant to the provisions hereof until payment thereof in full, payable to Financial Security at the Late Payment Rate per annum;

            (c) any payments made by Financial Security on behalf of, or advanced to, NAFCO, in its capacity as Servicer, the Trust or the Trustee, including, without limitation, any amounts payable by NAFCO, in its capacity as Servicer, the Trust or the Trustee pursuant to the Securities or any other Transaction Documents or the Subservicing Agreement; and any payments made by Financial Security as, or in lieu of, any servicing, management, trustee, custodial or administrative fees payable, in the sole discretion of Financial Security to third parties in connection with the Transaction; and

            (d) any and all out-of-pocket charges, fees, costs and expenses which Financial Security may reasonably pay or incur, including, but not limited to, attorneys' and accountants' fees and expenses, in connection with (i) in the event of payments under the Policy, any accounts established to facilitate payments under the Policy, to the extent Financial Security has not been immediately reimbursed on the date that any amount is paid by Financial Security under the Policy, or other administrative expenses relating to such payments under the Policy, (ii) the administration, enforcement, defense or preservation of any rights in respect of any of the Transaction Documents, including defending, monitoring or participating in any litigation or proceeding (including any insolvency or bankruptcy proceeding in respect of any Transaction participant or any Affiliate thereof) relating to any of the Transaction Documents, any party to any of the Transaction Documents or the Transaction, (iii) any amendment, waiver or other action with respect to, or related to, any Transaction Document whether or not executed or completed, (iv) any review or investigation made by Financial Security in those circumstances where its approval or consent is sought under any of the Transaction Documents, (v) the foreclosure against, sale or other disposition of any collateral securing any obligations under any of the Transaction Documents or otherwise in the discretion of Financial Security, or pursuit of any other remedies under any of the Transaction Documents, to the extent such costs and expenses are not recovered from such foreclosure, sale or other disposition, (vi) preparation of bound volumes of the Transaction Documents (vii) the transfer of Additional Contracts to the Trust and (viii) any Federal, state or local tax (other than taxes payable in respect of the gross income of Financial Security) or other governmental charge imposed in connection with the issuance of the Policy.

      Section 3.04. Indemnification.

            (a) Indemnification by NAFCO and the Transferor. In addition to any and all rights of reimbursement, indemnification, subrogation and any other rights pursuant hereto or under law or in equity, each of NAFCO and the Transferor, jointly and severally, agrees to pay, and to protect, indemnify and save harmless, Financial Security and its officers, directors, shareholders, employees, agents and each Person, if any, who controls Financial Security within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act from and against any and all claims, losses, liabilities (including penalties), actions, suits, judgments, demands, damages, costs or expenses (including, without limitation, fees and expenses of attorneys, consultants and auditors and reasonable costs of investigations) of any nature arising out of or relating to the transactions contemplated by the Transaction Documents by reason of:

                  (i) any statement, omission or action (other than of or by
            Financial Security) in connection with the offering, issuance, sale, remarketing or delivery of the Securities;

                  (ii) the negligence, bad faith, willful misconduct,
            misfeasance, malfeasance or theft committed by any director, officer, employee or agent of the Transferor or NAFCO, as the case may be;

                  (iii) the breach by the Transferor or NAFCO, as the case may be, of any representation, warranty or covenant under any of the Transaction Documents (other than a representation or warranty set forth in Section 2.03(c), for which the remedy with respect to a breach thereof is set forth in the Pooling and Servicing Agreement) or the occurrence, in respect of the Transferor or NAFCO, as the case may be, under any of the Transaction Documents of any "event of default" or any event which, with the giving of notice or the lapse of time or both, would constitute any "event of default";

                  (iv) the violation by the Transferor or NAFCO of any Federal, state or foreign law, rule or regulation, or any judgment, order or decree applicable to it; or

                  (v) any untrue statement or alleged untrue statement of a
            material fact contained in the Registration Statement or any Offering Document or in any amendment or supplement thereto or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such claims arise out of or are based upon any untrue statement or omission in the Financial Security Information, it being understood that in respect of the Offering Document, the Financial Security Information is limited to information included under the caption "The Certificate Insurer", or such additional information as may be deemed to be included in the Offering Document pursuant to the second paragraph under the heading "Incorporation of Certain Documents by Reference" on page S-2 of the Offering Document.


            (b) Conduct of Actions or Proceedings. If any action or proceeding (including any governmental investigation) shall be brought or asserted against Financial Security, any officer, director, shareholder, employee or agent of Financial Security or any Person controlling Financial Security (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") in respect of which indemnity may be sought from the Transferor and NAFCO (the

      "Indemnifying Party") hereunder, Financial Security shall promptly notify the Indemnifying Party in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel satisfactory to Financial Security and the payment of all expenses. An Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the expense of the Indemnified Party; provided, however, that the fees and expenses of such separate counsel shall be at the expense of the Indemnifying Party if (i) the Indemnifying Party has agreed to pay such fees and expenses, (ii) the Indemnifying Party shall have failed to assume the defense of such action or proceeding and employ counsel satisfactory to Financial Security in any such action or proceeding or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party, and the Indemnified Party shall have been advised by counsel that (A) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and (B) the representation of the Indemnifying Party and the Indemnified Party by the same counsel would be inappropriate or contrary to prudent practice (in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action or proceeding on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for the Indemnified Parties, which firm shall be designated in writing by Financial Security). The Indemnifying Party shall not be liable for any settlement of any such action or proceeding effected without its written consent to the extent that any such settlement shall be prejudicial to the Indemnifying Party but, if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding with respect to which the Indemnifying Party shall have received notice in accordance with this subsection (b), the Indemnifying Party agrees to indemnify and hold the Indemnified Parties harmless from and against any loss or liability by reason of such settlement or judgment.

            (c) Contribution. To provide for just and equitable contribution if the indemnification provided by the

      Indemnifying Party is determined to be unavailable for any Indemnified Party (other than due to application of this Section), the Indemnifying Party shall contribute to the losses incurred by the Indemnified Party on the basis of the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand.

      Section 3.05. Subrogation. Subject only to the priority of payment provisions of the Pooling and Servicing Agreement, each of the Transferor and NAFCO acknowledges that, to the extent of any payment made by Financial Security pursuant to the Policy, Financial Security is to be fully subrogated to the extent of such payment and any additional interest due on any late payment, to the rights of the Certificateholders to any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise. Each of the Transferor and NAFCO agrees to such subrogation and, further, agrees to execute such instruments and to take such actions as, in the sole judgment of Financial Security, are necessary to evidence such subrogation and to perfect the rights of Financial Security to receive any moneys paid or payable in respect of the Securities under the Transaction Documents or otherwise.

                                  ARTICLE IV.

                              FURTHER AGREEMENTS

      Section 4.01. Effective Date; Term of Agreement. This Insurance Agreement shall take effect on the Date of Issuance and shall remain in effect until the later of (a) such time as Financial Security is no longer subject to a claim under the Policy and the Policy shall have been surrendered to Financial Security for cancellation and (b) all amounts payable to Financial Security and the Certificateholders under the Transaction Documents and under the Securities have been paid in full; provided, however, that the provisions of Sections 3.02,
3.03 and 3.04 hereof shall survive any termination of this Insurance Agreement.

      Section 4.02. Obligation Absolute. (a) The payment obligations of the Transferor and NAFCO hereunder shall be absolute and unconditional, and shall be paid strictly in accordance with this Insurance Agreement under all circumstances irrespective of the following:

            (i) any lack of validity or enforceability of, or any amendment or other modifications of, or waiver with respect to, any of the Transaction Documents, the Securities or the Policy;

            (ii) any exchange or release of any other obligations hereunder;

            (iii) the existence of any claim, setoff, defense, reduction, abatement or other right which the Transferor or NAFCO may have at any time against Financial Security or any other Person;

            (iv) any document presented in connection with the Policy proving to be forged, fraudulent, invalid or insufficient in any respect, including any failure to strictly comply with the terms of the Policy, or any statement therein being untrue or inaccurate in any respect;

            (v) any failure of the Transferor to receive the proceeds from the sale of the Securities;

            (vi) any breach by the Transferor or NAFCO of any representation, warranty or covenant contained in any of the Transaction Documents; or

            (vii) any other circumstances, other than payment in full, which might otherwise constitute a defense available to, or discharge of the Transferor or NAFCO in respect of any Transaction Document.

      (b) The Transferor and NAFCO and any and all others who are now or may become liable for all or part of the obligations of the Transferor or NAFCO under this Insurance Agreement agree to be bound by this Insurance Agreement and
(i) to the extent permitted by law, waive and renounce any and all redemption and exemption rights and the benefit of all valuation and appraisement privileges against the indebtedness, if any, and obligations evidenced by any Transaction Document or by any extension or renewal thereof; (ii) waive presentment and demand for payment, notices of nonpayment and of dishonor, protest of dishonor and notice of protest; (iii) waive all notices in connection with the delivery and acceptance hereof and all other notices in connection with the performance, default or enforcement of any payment hereunder except as required by the Transaction Documents; (iv) waive all rights of abatement, diminution, postponement or deduction, or to any defense other than payment, or to any right of setoff or recoupment arising out of any breach under any of the Transaction Documents, by any party thereto or any beneficiary thereof, or out of any obligation at any time owing to the Transferor or NAFCO; (v) agree that any consent, waiver or forbearance hereunder with respect to an event shall operate only for such event and not for any subsequent event; (vi) consent to any and all extensions of time that may be granted by Financial Security with respect to any payment hereunder or other provisions hereof and to the release of any security at any time given for any payment hereunder, or any part thereof, with or without substitution, and to the release of any Person or entity liable for any such payment; and (vii) consent to the addition of any and all other makers, endorsers, guarantors and other obligors for any payment hereunder, and to the acceptance of any and all other security for any payment hereunder, and agree that the addition of any such obligors or security shall not affect the liability of the parties hereto for any payment hereunder.

      (c) Nothing herein shall be construed as prohibiting NAFCO or the Transferor from pursuing any rights or remedies it may have against any Person other than Financial Security in a separate legal proceeding.


      Section 4.03. Assignments; Reinsurance; Third-Party Rights. (a) This Insurance Agreement shall be a continuing obligation of the parties hereto and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither the Transferor nor NAFCO may assign its rights under this Insurance Agreement, or delegate any of its duties hereunder, without the prior written consent of Financial Security. Any assignment made in violation of this Insurance Agreement shall be null and void.

      (b) Financial Security shall have the right to give participations in its rights under this Insurance Agreement and to enter into contracts of reinsurance with respect to the Policy upon such terms and conditions as Financial Security may in its discretion determine; provided, however, that no such participation or reinsurance agreement or arrangement shall relieve Financial Security of any of its obligations hereunder or under the Policy.

      (c) In addition, Financial Security shall be entitled to assign or pledge to any bank or other lender providing liquidity or credit with respect to the Transaction or the obligations of Financial Security in connection therewith any rights of Financial Security under the Transaction Documents, or with respect to any real or personal property or other interests pledged to Financial Security, or in which Financial Security has a security interest, in connection with the Transaction.

      (d) Except as provided herein with respect to participants and reinsurers, nothing in this Insurance Agreement shall confer any right, remedy or claim, express or implied, upon any Person, including, particularly, any Certificateholder, other than Financial Security, against the Transferor or NAFCO, and all the terms, covenants, conditions, promises and agreements contained herein shall be for the sole and exclusive benefit of the parties hereto and their successors and permitted assigns. Neither the

Trustee nor any Certificateholder shall have any right to payment from any premiums paid or payable hereunder or from any other amounts paid by NAFCO or the Transferor pursuant to Section 3.02, 3.03 or 3.04 hereof.

      Section 4.04. Liability of Financial Security. Neither Financial Security nor any of its officers, directors or employees shall be liable or responsible for: (a) the use which may be made of the Policy by the Trustee or for any acts or omissions of the Trustee in connection therewith or (b) the validity, sufficiency, accuracy or genuineness of documents delivered to Financial Security (or its Fiscal Agent) in connection with any claim under the Policy, or of any signatures thereon, even if such documents or signatures should in fact prove to be in any or all respects invalid, insufficient, fraudulent or forged (unless Financial Security had actual knowledge thereof). In furtherance and not in limitation of the foregoing, Financial Security (or its Fiscal Agent) may accept documents that appear on their face to be in order, without responsibility for further investigation.

                                  ARTICLE V.


                          EVENTS OF DEFAULT; REMEDIES

      Section 5.01. Events of Default. The occurrence of any of the following events shall constitute an Event of Default hereunder:

            (a) any demand for payment shall be made under the Policy;

            (b) any representation or warranty made by the Transferor, the Servicer or NAFCO under any of the Transaction Documents, or in any certificate or report furnished under any of the Transaction Documents, shall prove to be untrue or incorrect in any material respect; provided, however, that if the Transferor, the Servicer or NAFCO effectively cures any such defect in any representation or warranty under any Transaction Document, or certificate or report furnished under any Transaction Document, within the time period specified in the relevant Transaction Document as the cure period therefor, such defect shall not in and of itself constitute an Event of Default hereunder;

            (c) (i) the Transferor, the Servicer or NAFCO shall fail to pay when due any amount payable by the Transferor, the Servicer or NAFCO under any of the Transaction Documents, unless such amounts are paid in full within any applicable cure period explicitly provided for under the relevant Transaction Document; (ii) the Transferor, the Servicer or NAFCO shall have asserted that any of the Transaction Documents to which it is a party is not valid and binding on the parties thereto; or (iii) any court, governmental authority or agency having jurisdiction over any of the parties to any of the Transaction Documents or any property thereof shall find or rule that any material provision of any of the Transaction Documents is not valid and binding on the parties thereto;

            (d) the Transferor, the Servicer, or NAFCO shall fail to perform or observe any other covenant or agreement contained in any of the Transaction Documents (except for the obligations described under clause
      (c) above) and such failure shall continue for a period of 30 days after written notice given to the Transferor, the Servicer or NAFCO, as the case may be;

            (e) NAFCO, the Servicer or the Transferor shall fail to pay its debts generally as they come due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or shall institute any proceeding seeking to adjudicate it insolvent or seeking a liquidation, or shall take advantage of any insolvency act, or shall commence a case or other proceeding naming it as debtor under the United States Bankruptcy Code or similar law, domestic or foreign, or a case or other proceeding shall be commenced against any of NAFCO, the Servicer or the Transferor under the United States Bankruptcy Code or similar law, domestic or foreign, or any proceeding shall be instituted against any of NAFCO, the Servicer or the

      Transferor seeking liquidation of its assets and such Person shall fail to take appropriate action resulting in the withdrawal or dismissal of such proceeding within 30 days or there shall be appointed or any of NAFCO, the Servicer or the Transferor shall consent to, or acquiesce in, the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such Person or the whole or any substantial part of its properties or assets or such Person shall take any corporate action in furtherance of any of the foregoing;

            (f) the Average Delinquency Ratio as of any Reporting Date shall have been equal to or greater than 11.0%;

            (g) the Average Default Rate as of any Reporting Date (i) occurring on or prior to October 15, 1998, is equal to or greater than 25.0% and
      (ii) occurring subsequent to October 15, 1998, is equal to or greater than 17.0%;

            (h) the Average Net Loss Rate as of any Reporting Date (i) occurring on or prior to October 15, 1998, is equal to or greater than 11.0% and
      (ii) occurring subsequent to October 15, 1998, is equal to or greater than 8.0%;

            (i) the occurrence of a Servicer Default under the Pooling and Servicing Agreement; and

            (j) the occurrence of an "Event of Default" under and as defined in any Insurance and Indemnity Agreement or similar agreement among (x) Financial Security and (y) NAFCO and/or the Transferor and/or any other Affiliate of NAFCO, entered into with respect to another Series.

      Section 5.02. Remedies; Waivers. (a) Upon the occurrence of an Event of Default, Financial Security may exercise any one or more of the rights and remedies set forth below:

            (i) declare the Premium Supplement to be immediately due and payable, and the same shall thereupon be immediately due and payable, whether or not Financial Security shall have declared an "Event of Default" or shall have exercised, or be entitled to exercise, any other rights or remedies hereunder;

            (ii) exercise any rights and remedies available under the Transaction Documents in its own capacity or in its capacity as the Person entitled to exercise the rights of the Certificateholders in respect of the Securities; or

            (iii) take whatever action at law or in equity may appear necessary or desirable in its judgment to enforce performance of any obligation of the Transferor or NAFCO under the Transaction Documents.

      (b) Unless otherwise expressly provided, no remedy herein conferred upon or reserved is intended to be exclusive of any other available remedy, but each remedy shall be cumulative and shall be in addition to other remedies given under the Transaction Documents or existing at law or in equity. No delay or failure to exercise any right or power accruing under any Transaction Document upon the occurrence of any Event of Default or otherwise shall impair any such right or power or shall be construed to be a waiver thereof, but any such right and power may be exercised from time to time and as often as may be deemed expedient. In order to entitle Financial Security to exercise any remedy reserved to Financial Security in this Article, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Article.

      (c) If any proceeding has been commenced to enforce any right or remedy under this Insurance Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to Financial Security, then and in every such case the parties hereto shall, subject to any determination in such proceeding, be restored to their respective former positions hereunder, and, thereafter, all rights and remedies of Financial Security shall continue as though no such proceeding had been instituted.

      (d) Financial Security shall have the right, to be exercised in its complete discretion, to waive any covenant, Default or Event of Default by a writing setting forth the terms, conditions and extent of such waiver signed by Financial Security and delivered to the Transferor and NAFCO. Any such waiver may only be effected in writing duly executed by Financial Security, and no other course of conduct shall constitute a waiver of any provision hereof. Unless such writing expressly provides to the contrary, any waiver so granted shall extend only to the specific event or occurrence so waived and not to any other similar event or occurrence.

                                  ARTICLE VI.

                                 MISCELLANEOUS

      Section 6.01. Amendments, Etc. This Insurance Agreement may be amended, modified or terminated only by written instrument or written instruments signed by the parties hereto. No act or course of dealing shall be deemed to constitute an amendment, modification or termination hereof.

      Section 6.02. Notices. All demands, notices and other communications to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

      (a)   To Financial Security:        Financial Security Assurance Inc.
                                          350 Park Avenue
                                          New York, NY 10022
                                          Attention: Surveillance Department
                                          Re:  NAFCO Auto Finance 1996-1
                                          Trust, 6.33% Automobile Loan Asset

                                          Backed Certificates
                                          Confirmation: (212) 826-0100
                                          Telecopy Nos.: (212) 339-3518,
                                          (212) 339-3529
                                          (in each case in which notice or
                                          other communication to Financial

                                          Security refers to an Event of
                                          Default, a claim on the Policy or with
                                          respect to which failure on the part
                                          of Financial Security to respond shall
                                          be deemed to constitute consent or
                                          acceptance, then a copy of such notice
                                          or other communication should also be
                                          sent to the attention of each of the
                                          General Counsel and the Head-Financial
                                          Guaranty Group and shall be marked to
                                          indicate "URGENT MATERIAL ENCLOSED.")

      (b)   To the Transferor:            National Financial Auto Funding
                                            Trust
                                          c/o The Chase Manhattan Bank (USA)
                                          802 Delaware Avenue
                                          Wilmington, Delaware  19801

                                          Attention:  Corporate Trust
                                            Administration
                                          Telecopy No:  (302) 575-5467
                                          Confirmation: (302) 575-5099

            with a copy to:               The Chase Manhattan Bank (USA)
                                          c/o The Chase Manhattan Bank, N.A.
                                          4 Chase Metrotech Center
                                          Brooklyn, New York  11242

                                          Attention:  Corporate Trust
                                            Administration
                                          Telecopy No:  (718) 242-3529
                                          Confirmation: (718) 242-7283

      (c)   To NAFCO:                     National Auto Finance
                                            Company L.P.
                                          One Park Place
                                          621 N.W. 53rd Street
                                          Boca Raton, Florida  33487

                                          Attention:  President
                                          Telecopy No:  (800) 787-6232
                                          Confirmation: (407) 997-2747


      A party may specify an additional or different address or addresses by writing mailed or delivered to the other party as aforesaid. All such notices and other communications shall be effective upon receipt.

      Section 6.03. Payment Procedure. In the event of any payment by Financial Security for which it is entitled to be reimbursed or indemnified as provided above, each of the Transferor and NAFCO agrees to accept the voucher or other evidence of payment as prima facie evidence of the propriety thereof and the liability therefor to Financial Security. All payments to be made to Financial Security under this Insurance Agreement shall be made to Financial Security in lawful currency of the United States of America in immediately available funds to the account number provided in the Premium Letter before 1:00 p.m. (New York, New York time) on the date when due or as Financial Security shall otherwise direct by written notice to the Transferor and NAFCO. In the event that the date of any payment to Financial Security or the expiration of any time period hereunder occurs on a day which is not a Business Day, then such payment or expiration of time period shall be made or occur on the next succeeding Business Day with the same force and effect as if such payment was made or time period expired on the scheduled date of payment or expiration date. Payments to be made to Financial Security under this Insurance Agreement shall bear interest at the Late Payment Rate from the date due to the date paid.

      Section 6.04. Confidentiality. Any information obtained by Financial Security pursuant to this Insurance Agreement shall be held in confidence by Financial Security unless (i) such information has become available to the public other than as a result of a disclosure by or through Financial Security,
(ii) such information was available to Financial Security on a nonconfidential basis prior to its disclosure to Financial Security hereunder, (iii) Financial Security shall be required in connection with any legal or regulatory proceeding to disclose such information, or (iv) Financial Security, in its sole discretion, deems it necessary to disclose such information to the Rating Agencies; provided, that, in any such instance, Financial Security will use its best efforts to notify the Transferor or NAFCO of its intention to make any such disclosure prior to making any such disclosure and, in the case of disclosure to a Rating Agency, Financial Security shall notify such Rating Agency that such information is confidential and should be treated as such by such Rating Agency.

      Section 6.05. Severability. In the event that any provision of this Insurance Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, the parties hereto agree that such holding shall not invalidate or render unenforceable any other provision hereof. The parties hereto further agree that the holding by any court of competent jurisdiction that any remedy pursued by any party hereto is unavailable or unenforceable shall not affect in any way the ability of such party to pursue any other remedy available to it.

      Section 6.06. Governing Law. THIS INSURANCE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      Section 6.07. Consent to Jurisdiction. (a) THE PARTIES HERETO HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREE THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD OR DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. THE PARTIES HERETO AGREE THAT A FINAL JUDGMENT IN ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE AND AGREE NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER OR THAT THE TRANSACTION DOCUMENTS OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS.

      (b) To the extent permitted by applicable law, the parties hereto shall not seek and hereby waive the right to any review of the judgment of any such court by any court of any other nation or jurisdiction which may be called upon to grant an enforcement of such judgment.

      (c) Each of the Transferor and NAFCO hereby irrevocably appoints and designates CT Corporation System, whose address is 1633 Broadway, New York, New York 10019, as its true and lawful attorney and duly authorized agent for acceptance of service of legal process. Each of the Transferor and NAFCO agrees that service of such process upon such Person shall constitute personal service of such process upon it.

      (d) Nothing contained in this Agreement shall limit or affect Financial Security's right to serve process in any other manner permitted by law or to start legal proceedings relating to any of the Transaction Documents against the Transferor or NAFCO or its respective property in the courts of any jurisdiction.

      Section 6.08. Consent of Financial Security. In the event that Financial Security's consent is required under any of the

Transaction Documents, the determination whether to grant or withhold such consent shall be made by Financial Security in its sole discretion without any implied duty towards any other Person, except as otherwise expressly provided therein.

      Section 6.09. Counterparts. This Insurance Agreement may be executed in counterparts by the parties hereto, and all such counterparts shall constitute one and the same instrument.

      Section 6.10. Trial by Jury Waived. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREUNDER. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT IT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND
(B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE TRANSACTION DOCUMENTS TO WHICH IT IS A PARTY BY, AMONG OTHER THINGS, THIS WAIVER.

      Section 6.11. Limited Liability. No recourse under any Transaction Document shall be had against, and no personal liability shall attach to, any officer, employee, director, Affiliate or shareholder of any party hereto, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise in respect of any of the Transaction Documents, the Securities or the Policy, it being expressly agreed and understood that each Transaction Document is solely a corporate obligation of each party hereto, and that any and all personal liability, either at common law or in equity, or by statute or constitution, of every such officer, employee, director, Affiliate or shareholder for breaches by any party hereto of any obligations under any Transaction Document is hereby expressly waived as a condition of and in consideration for the execution and delivery of this Insurance Agreement.

      Section 6.12. Entire Agreement. This Insurance Agreement, the Premium Letter, the Inducement Letter and the Policy set forth the entire agreement between the parties with respect to the subject matter thereof, and this Insurance Agreement supersedes and replaces any agreement or understanding that may have existed between the parties prior to the date hereof in respect of such subject matter.

      IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Insurance Agreement, all as of the day and year first above written.

                                       FINANCIAL SECURITY ASSURANCE INC.


                                       By:____________________________
                                          Name:
                                          Title:


                                       NATIONAL FINANCIAL AUTO FUNDING
                                         TRUST


                                       By:____________________________

                                          Name:
                                          Title:  __________________of
                                          Chase Manhattan Bank USA, N.A.
                                          as trustee for National
                                          Financial Auto Funding Trust


                                       NATIONAL AUTO FINANCE COMPANY
                                         L.P.


                                       By:____________________________
                                          Name:
                                          Title:

                                  APPENDIX I

                                  DEFINITIONS

      "ACCH" means Auto Credit Clearinghouse L.P., a Delaware limited partnership.

      "Accumulated Funding Deficiency" has the meaning provided in Section 412 of the Code and Section 302 of ERISA, whether or not waived.

      "Affiliate" means, as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person within the meaning of control under Section 15 of the Securities Act.

      "Assignment Agreement" means the Assignment Agreement, dated as of October 21, 1996, between the Master Trust and Funding Trust II, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Business Day" means any day other than (a) a Saturday or Sunday or (b) a day on which banking institutions in the City of New York, Chicago, Illinois or the State of Florida are authorized or obligated by law or executive order to be closed.

      "Certificateholders" means registered holders of the Securities.

      "Code" means the Internal Revenue Code of 1986, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Commission" means the Securities and Exchange Commission.

      "Commonly Controlled Entity" means the Transferor or NAFCO and each entity, whether or not incorporated, which is affiliated with the Transferor or NAFCO pursuant to Section 414(b), (c), (m) or (o) of the Code.

      "Contracts" has the meaning provided in the Pooling and Servicing

Agreement.

      "Custodial Agreement" means the Custodial Agreement, dated as of November 13, 1996, between NAFCO and Omni Financial Services of America, Inc. as custodian, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.


                                   Appendix I

      "Date of Issuance" means the date on which the Policy is issued as specified therein.

      "Default" means any event which results, or which with the giving of notice or the lapse of time or both would result, in an Event of Default.

      "ERISA" means the Employee Retirement Income Security Act of 1974, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Event of Default" means any event of default specified in Section 5.01 of the Insurance Agreement.

      "Expiration Date" means the final date of the Term of the Policy, as specified in the Policy.

      "Financial Security" means Financial Security Assurance Inc., a New York stock insurance company, its successors and assigns.

      "Financial Security Information" has the meaning provided in Section 2.01(j) of the Insurance Agreement.

      "Financial Statements" means with respect to NAFCO and the Transferor, as the case may be, the balance sheet as of December 31, 1995 and the statements of income, retained earnings and cash flows for the 12-month period then ended and the notes thereto and the balance sheet as of June 30, 1996 and the statement of income, retained earnings and cash flows for the six months then ended and the notes thereto.

      "Fiscal Agent" means the Fiscal Agent, if any, designated pursuant to the terms of the Policy.

      "Funding Trust II" means National Financial Auto Funding Trust II, a business trust formed by NAFCO under the laws of the State of Delaware.

      "Indemnification Agreement" means the Indemnification Agreement dated as of November 13, 1996 among Financial Security, the Transferor and the Underwriter, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Inducement Letter" means that letter dated November 21, 1995 from NAFCO to Financial Security.


      "Insurance Agreement" means the Insurance and Indemnity Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.


                                   Appendix I

      "Investment Company Act" means the Investment Company Act of 1940, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "IRS" means the Internal Revenue Service.

      "Late Payment Rate" means the lesser of (a) the greater of (i) the per annum rate of interest, publicly announced from time to time by Chase Manhattan Bank at its principal office in the City of New York, as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by Chase Manhattan Bank) plus 3%, and (ii) the then applicable highest rate of interest on the Securities and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over 360 days.

      "Lien" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise: (a) any mortgage, lien, pledge, attachment, charge, lease, conditional sale or other title retention agreement, or other security interest or encumbrance of any kind or (b) any arrangement, express or implied, under which such property or assets are transferred, sequestered or otherwise identified for the purpose of subjecting or making available the same for the payment of debt or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person.

      "Master Trust" means National Financial Auto Receivables Master Trust, a trust formed by the Transferor under the laws of the State of New York.

      "Material Adverse Change" means, (a) in respect of any Person, a material adverse change in (i) the business, financial condition, results of operations or properties of such Person or any of its Subsidiaries or Affiliates, or (ii) the ability of such Person to perform its obligations under any of the Transaction Documents to which it is a party and (b) in respect of any Contract, a material adverse change in (i) the value or marketability of such Contract, or
(ii) the probability that amounts now or hereafter due in respect of such Contract will be collected on a timely basis.

      "Moody's" means Moody's Investors Service, Inc., a Delaware corporation, and any successor thereto, and, if such corporation shall for any reason no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized rating agency designated by Financial Security.



                                   Appendix I

      "Multiemployer Plan" means a multiemployer plan (within the meaning of Section 4001(a)(3) of ERISA) in respect of which a Commonly Controlled Entity makes contributions or has liability.

      "NAFCO" means National Auto Finance Company L.P., a Delaware limited partnership.

      "Notice of Claim" means a Notice of Claim and Certificate in the form attached as Exhibit A to Endorsement No. 1 to the Policy.

      "Offering Document" means the Prospectus and any other offering document of the Transferor or an Affiliate thereof in respect of the Securities that makes reference to the Policy.

      "Other Trust Property" means the Trust Estate exclusive of the Policy.

      "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency, corporation or instrumentality of the United States to which the duties and powers of the Pension Benefit Guaranty Corporation are transferred.

      "Person" means an individual, joint stock company, trust, unincorporated association, joint venture, corporation, business or owner trust, partnership, limited liability company or limited liability partnership or other organization or entity (whether governmental or private).

      "Plan" means any pension plan (other than a Multiemployer Plan) covered by Title IV of ERISA, which is maintained by a Commonly Controlled Entity or in respect of which a Commonly Controlled Entity has liability.

      "Policy" means the financial guaranty insurance policy, including any endorsements thereto, issued by Financial Security with respect to the Securities, substantially in the form attached as Annex I to the Insurance Agreement.

      "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of October 21, 1996 among the Transferor, the Servicer, and the Trustee on behalf of the Certificateholders, pursuant to which the Securities are to be issued and the Contracts are to be serviced and administered, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Premium" means the premium payable in accordance with Section 3.02 of the Insurance Agreement and the Premium Supplement, if any.


                                   Appendix I

      "Premium Letter" means the side letter among Financial Security, NAFCO, the Transferor and the Trustee dated November 13, 1996 in respect of the premium payable in consideration of the issuance of the Policy.

      "Premium Supplement" means a non-refundable premium, in addition to the premium payable in accordance with Section 3.02 of the Insurance Agreement, payable to Financial Security in monthly installments commencing on the first Distribution Date following the Premium Supplement Commencement Date and on each Distribution Date thereafter in accordance with the terms set forth in the Premium Letter.

      "Premium Supplement Commencement Date" means the date of occurrence of the Event of Default in respect of which the Premium Supplement shall have been declared due and payable in accordance with Section 5.02 of the Insurance Agreement.

      "Prospectus" has the meaning provided in Section 2.01(v) of the Insurance Agreement.

      "Provided Documents" means the Transaction Documents and any documents, agreements, instruments, schedules, certificates, statements, cash flow schedules, number runs or other writings or data furnished to Financial Security by or on behalf of the Transferor or NAFCO with respect to itself, its Subsidiaries or Affiliates or the Transaction.

      "Purchase Agreement" means the Purchase Agreement dated as of October 21, 1996 between ACCH and NAFCO, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Purchase and Contribution Agreement" means the Purchase and Contribution Agreement dated as of October 21, 1996 between NAFCO and the Transferor, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Registration Statement" has the meaning provided in Section 2.01(v) of the Insurance Agreement.

      "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder.

      "Restrictions on Transferability" means, as applied to the property or assets (or the income or profits therefrom) of any Person, in each case whether the same is consensual or nonconsensual or arises by contract, operation of law, legal process or otherwise, any material condition to, or restriction on, the ability of such Person or any transferee therefrom to


                                   Appendix I
sell, assign, transfer or otherwise liquidate such property or assets in a commercially reasonable time and manner or which would otherwise materially deprive such Person or any transferee therefrom of the benefits of ownership of such property or assets.

      "Sale Agreement" means the Sale Agreement, dated as of October 21, 1996, between the Transferor and Funding Trust II, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Securities" means the $62,098,000 of National Auto Finance 1996-1 Trust, 6.33% Automobile Loan Receivables Backed Certificates issued pursuant to the Pooling and Servicing Agreement.

      "Securities Act" means the Securities Act of 1933, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Securities Exchange Act" means the Securities Exchange Act of 1934, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Securitization Agreement" has the meaning provided in paragraph D of the Introductory Statements to the Insurance Agreement.

      "Series 1996-1" means the Series of Certificates issued on the date hereof pursuant to the Pooling and Servicing Agreement.

      "Series of Certificates" or "Series" means Series 1996-1 or any, or as the context may require, all, additional series of securities, certificates, notes or other obligations issued or arising as described in paragraph D of the Introductory Statements hereto.

      "Servicer Termination Side Letter" means the letter from Financial Security to the Trustee and NAFCO dated as of November 13, 1996, with regard to the renewal term of the Servicer.

      "S&P" means Standard & Poor's Ratings Group, division of McGraw Hill, Inc., and any successor thereto, and, if such entity shall for any reason no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized rating agency designated by Financial Security.

      "Special Event" means the occurrence of any one of the following: (a) an Event of Default under the Insurance


                                   Appendix I

Agreement has occurred and is continuing, (b) a Trigger Event has occurred and is continuing, (c) any legal proceeding or binding arbitration is instituted with respect to the Transaction or (d) any governmental or administrative investigation, action or proceeding is instituted that would, if adversely decided, result in a Material Adverse Change in respect of NAFCO, the Transferor or the Contracts.

      "Spread Account Agreement" means the Master Spread Account Agreement, dated as of November 13, 1996 among the Transferor, the Collateral Agent named therein and Financial Security, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

      "Subsidiary" means, with respect to any Person (herein referred to as the "parent"), any corporation, partnership, association or other business entity
(a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or more than 50% of the general partnership interests are, at the time any determination is being made, owned, controlled or held by the parent or (b) that is, at the time any determination is being made, otherwise controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

      "Term of the Agreement" shall be determined as provided in Section 4.01 of the Insurance Agreement.

      "Term of the Policy" has the meaning provided in the Policy.

      "Transaction" means the transactions contemplated by the Transaction Documents, including the transactions described in the Offering Document.

      "Transaction Documents" means the Insurance Agreement, the Custodial Agreement, the Indemnification Agreement, the Pooling and Servicing Agreement, the Premium Letter, the Inducement Letter, the Purchase Agreement, the Purchase and Contribution Agreement, the Sale Agreement, the Assignment Agreement, the Servicer Termination Side Letter, each Transfer Agreement, each Conveyance, the Underwriting Agreement and the Spread Account Agreement.

      "Transferor" means National Financial Auto Funding Trust, a business trust formed by NAFCO under the laws of the State of Delaware.

      "Trust" means the trust created under the Pooling and Servicing Agreement.


                                   Appendix I

      "Trust Accounts" means the Collection Account, the Certificate Account, the Revolving Account, the Pre-Funding Account and Pre-Funding Period Reserve Account.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, including, unless the context otherwise requires, the rules and regulations thereunder, as amended from time to time.

      "Trustee" means Harris Trust and Savings Bank, an Illinois banking corporation, as trustee under the Pooling and Servicing Agreement, and any successor thereto as trustee under the Pooling and Servicing Agreement.


      "Underfunded Plan" means any Plan that has an Underfunding.

      "Underfunding" means, with respect to any Plan, the excess, if any, of (a) the present value of all benefits under the Plan (based on the assumptions used to fund the Plan pursuant to Section 412 of the Code) as of the most recent valuation date over (b) the fair market value of the assets of such Plan as of such valuation date.

      "Underwriter" means First Union Capital Markets Corp.

      "Underwriting Agreement" means the Underwriting Agreement dated as of November 7, 1996 by and among the Transferor and the Underwriter, with respect to the offer and sale of the Securities, as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.


                                   Appendix I

                                  APPENDIX II
                     TO INSURANCE AND INDEMNITY AGREEMENT

                CONDITIONS PRECEDENT TO ISSUANCE OF THE POLICY

      (a) Payment of Initial Premium and Expenses; Premium Letter. Financial Security shall have been paid, by or on behalf of NAFCO, a nonrefundable Premium and shall have been reimbursed, by or on behalf of NAFCO, for other fees and expenses identified in Section 3.02 of the Insurance Agreement as payable at closing and Financial Security shall have received a fully executed copy of the Premium Letter.

      (b) Transaction Documents. Financial Security shall have received a copy of each of the Transaction Documents and the Subservicing Agreement, in form and substance satisfactory to Financial Security, duly authorized, executed and delivered by each party thereto. Without limiting the foregoing, the provisions of the Pooling and Servicing Agreement relating to the payment to Financial Security of the Premium due on the Policy and the reimbursement to Financial Security of amounts paid under the Policy shall be in form and substance acceptable to Financial Security in its sole discretion.

      (c) Certified Documents and Resolutions. Financial Security shall have received a copy of (i) the trust agreement for each of the Transferor and Funding Trust II and agreement of limited partnership for each of NAFCO and ACCH, and (ii) the consent, if necessary, of the limited partners and/or general partners of each of NAFCO and ACCH and the consent, if necessary, of the co-trustees and/or holders of beneficial interests of each of the Transferor and Funding Trust II, each such consent authorizing the issuance of the Securities and the execution, delivery and performance by the Transferor, Funding Trust II, NAFCO and ACCH of the Transaction Documents and, with respect to NAFCO, the Subservicing Agreement, and the transactions contemplated thereby, certified by a Secretary or Assistant Secretary of the Transferor, Funding Trust II, NAFCO and ACCH (which certificate shall state that such trust agreement and agreement of limited partnership, as the case may be, are in full force and effect without modification on the Date of Issuance).

      (d) Incumbency Certificate. Financial Security shall have received a certificate of a Secretary or Assistant Secretary of each of the Transferor and NAFCO, respectively, certifying the name and signatures of the officers of the Transferor and NAFCO, as the case may be, authorized to execute and deliver the Transaction Documents and that all consents necessary to execute and deliver such documents have been obtained.


                                   Appendix II

      (e) Representations and Warranties; Certificate. The representations and warranties of the Transferor and NAFCO, as the case may be, in the Insurance Agreement shall be true and correct as of the Date of Issuance with respect to such Person as if made on the Date of Issuance and Financial Security shall have received a certificate of an appropriate officer of the Transferor and NAFCO, as the case may be, to that effect.

      (f) Opinions of Counsel. Financial Security shall have received opinions of counsel addressed to Financial Security, Moody's and S&P in respect of the Transferor, NAFCO, Funding Trust II, ACCH, the other parties to the Transaction Documents and the Transaction in form and substance satisfactory to Financial Security, addressing such matters as Financial Security may reasonably request, including without limitation, the items set forth in Appendix A hereto, and the counsel providing each such opinion shall have been instructed by its client to deliver such opinion to the addressees thereof.

      (g) Approvals, Etc. Financial Security shall have received true and correct copies of all approvals, licenses and consents, if any, including, without limitation, the approval of the co-trustees of each of the Transferor and Funding Trust II, the holders of beneficial ownership interests in each of the Transferor and Funding Trust II, the limited partners of each of NAFCO and ACCH, and the general partners of each of NAFCO and ACCH, required in connection with the Transaction.

      (h) No Litigation, Etc. No suit, action or other proceeding, investigation, or injunction or final judgment relating thereto, shall be pending or threatened before any court or governmental agency in which it is sought to restrain or prohibit or to obtain damages or other relief in connection with any of the Transaction Documents or the consummation of the Transaction.

      (i) Legality. No statute, rule, regulation or order shall have been enacted, entered or deemed applicable by any government or governmental or administrative agency or court which would make the transactions contemplated by any of the Transaction Documents, illegal or otherwise prevent the consummation thereof.

      (j) Satisfaction of Conditions of the Underwriting Agreement. All conditions in the Underwriting Agreement to the Underwriter's obligation to purchase the Securities (other than the issuance of the Policy) shall have been satisfied.

      (k) Issuance of Ratings. Financial Security shall have received confirmation that the risk secured by the Policy constitutes an investment grade risk by S&P and an insurable risk


                                   Appendix II
by Moody's and that the Securities, when issued, will be rated "AAA" by S&P and "Aaa" by Moody's.

      (l) Maintenance of Contract Files; Filings and Recordings. Financial Security shall have received evidence satisfactory to it that: (i) the Contract Files are being maintained by and held in the custody of the Custodian pursuant to the Pooling and Servicing Agreement; (ii) all filings necessary to perfect the interest of the Trust in the Contracts and the Other Trust Property have been made; and (iii) all taxes, fees and other changes payable in connection with such filings shall have been paid.

      (m) No Default. No Default or Event of Default shall have occurred.

      (n) Absence of Liens. Financial Security shall have received evidence satisfactory to it in its sole discretion that all Liens of Funding Trust II and the Master Trust and Restrictions on Transferability relating to the Initial Contracts transferred by the Master Trust to Funding Trust II and by Funding Trust II to the Transferor have been released or removed on or prior to the Date of Issuance.

      (o) Additional Items. Financial Security shall have received such other documents, instruments, approvals or opinions requested by Financial Security as may be reasonably necessary to effect the Transaction, including but not limited to evidence satisfactory to Financial Security that all conditions precedent, if any, in the Transaction Documents have been satisfied.


                                   Appendix II

                                    ANNEX I
                                      TO
                       INSURANCE AND INDEMNITY AGREEMENT


                  FORM OF FINANCIAL GUARANTY INSURANCE POLICY

                               TABLE OF CONTENTS

                                                                            Page
                                  ARTICLE I.

                                  DEFINITIONS

  Section 1.01.  Definitions...............................................  2

                                  ARTICLE II.

                   REPRESENTATIONS, WARRANTIES AND COVENANTS

  Section 2.01.  Representations and Warranties of NAFCO and the
                   Transferor..............................................  2
  Section 2.02.  Affirmative Covenants of NAFCO and the
                   Transferor.............................................. 11
  Section 2.03.  Negative Covenants of NAFCO and the Transferor............ 18
  Section 2.04.  Representations and Warranties of NAFCO and the
                   Transferor with respect to the Master Trust,
                   Funding Trust II and ACCH............................... 21
  Section 2.05.  Affirmative Covenants of NAFCO and the
                   Transferor with respect to the Master Trust,
                   Funding Trust II and ACCH............................... 23
  Section 2.06.  Negative Covenants of NAFCO and the Transferor
                   with respect to the Master Trust, Funding Trust
                   II and ACCH............................................. 24

                                 ARTICLE III.

                  THE POLICY; REIMBURSEMENT; INDEMNIFICATION

  Section 3.01.  Issuance of the Policy.................................... 24
  Section 3.02.  Payment of Fees and Premium............................... 24
  Section 3.03.  Reimbursement Obligation.................................. 26
  Section 3.04.  Indemnification........................................... 27
  Section 3.05.  Subrogation............................................... 30

                                  ARTICLE IV.

                              FURTHER AGREEMENTS

  Section 4.01.  Effective Date; Term of Agreement......................... 30
  Section 4.02.  Obligation Absolute....................................... 30
  Section 4.03.  Assignments; Reinsurance; Third-Party Rights.............. 32
  Section 4.04.  Liability of Financial Security........................... 33

                                  ARTICLE V.

                          EVENTS OF DEFAULT; REMEDIES

  Section 5.01.  Events of Default......................................... 33
  Section 5.02.  Remedies; Waivers......................................... 35

                                  ARTICLE VI.

                                 MISCELLANEOUS

  Section 6.01.  Amendments, Etc........................................... 36
  Section 6.02.  Notices................................................... 36
  Section 6.03.  Payment Procedure......................................... 38
  Section 6.04.  Confidentiality........................................... 38
  Section 6.05.  Severability.............................................. 38
  Section 6.06.  Governing Law............................................. 39
  Section 6.07.  Consent to Jurisdiction................................... 39
  Section 6.08.  Consent of Financial Security............................. 40
  Section 6.09.  Counterparts.............................................. 40
  Section 6.10.  Trial by Jury Waived...................................... 40
  Section 6.11.  Limited Liability......................................... 40
  Section 6.12.  Entire Agreement.......................................... 40

Appendix I       Definitions

Appendix II      Conditions Precedent to Issuance of the Policy

Annex I          Form of Financial Guaranty Insurance Policy

Appendix A       Opinions of Counsel


                                      -ii-